Exhibit 10.31

Global Geophysical Services, Inc.

13927 S. Gessner Rd.

Missouri City, TX  77489

713-972-9200

December 29, 2009

Richard Degner

2127 Bissonnet St.

Houston, TX  77005

Re:          Request for Repurchase of Company shares

Dear Richard,

Pursuant to the Board approved repurchase of shares dated December 28, 2009, and your letter to the Company dated December 29, 2009, Global Geophysical Services has agreed to purchase 188,000 shares from you at a price of $14.00 per share.  The money will be wired to your account by the end of this month.

Should you have any questions, please do not hesitate to contact me.

Sincerely,

Alvin L. Thomas

Sr. Vice President & General Counsel

Global Geophysical Services, Inc.

December 29, 2009

Alvin L. Thomas

Sr. Vice President, Secretary

& General Counsel

Global Geophysical Services, Inc.

13927 S. Gessner Rd.

Missouri City, TX  77489

Re:          Buyback of Company shares

Dear Alvin,

I currently hold 1,243,000 shares of Series A Preferred Stock of the Company.  Of these shares, I wish to convert 188,000 shares to Class B Common shares, and sell these back to the Company at a price of $14.00 per share, pursuant to the board approved repurchase of shares on December 28, 2009.  I wish to sell all 75,000 shares from Preferred A certificate #101, and 113,000 shares from Preferred A certificate #5, leaving me a total balance of 1,055,000 shares of Series A Preferred Stock.

Should you have any questions, please do not hesitate to contact me.

Sincerely,

Richard Degner

Global Geophysical Services, Inc.

13927 S. Gessner Rd.

Missouri City, TX  77489

713-972-9200

December 29, 2009

Tom Fleure

4310 Peninsula Place

Missouri City, TX  77459

Re:          Request for Repurchase of Company shares

Dear Tom,

Pursuant to the Board approved repurchase of shares dated December 28, 2009, and your letter to the Company dated December 29, 2009, Global Geophysical Services has agreed to purchase 25,000 shares from you at a price of $14.00 per share.  The money will be wired to your account by the end of this month.

Should you have any questions, please do not hesitate to contact me.

Sincerely,

Alvin L. Thomas

Sr. Vice President & General Counsel

Global Geophysical Services, Inc.

December 29, 2009

Alvin L. Thomas

Sr. Vice President, Secretary

& General Counsel

Global Geophysical Services, Inc.

13927 S. Gessner Rd.

Missouri City, TX  77489

Re:          Buyback of Company shares

Dear Alvin,

I currently hold 364,000 shares of Class B Common Stock of the Company.  Of these shares, I wish to sell 25,000 shares back to the Company at a price of $14.00 per share, pursuant to the board approved repurchase of shares on December 28. 2009.

Should you have any questions, please do not hesitate to contact me.

Sincerely,

Thomas J. Fleure

Global Geophysical Services, Inc.

13927 S. Gessner Rd.

Missouri City, TX  77489

713-972-9200

December 29, 2009

Heidi Brown

2402 Cezanne Circle

Missouri City, TX  77459

Re:          Request for Repurchase of Company shares

Dear Heidi,

Pursuant to the Board approved repurchase of shares dated December 28, 2009, and your letter to the Company dated December 29, 2009, Global Geophysical Services has agreed to purchase 57,143 shares from you at a price of $14.00 per share.  The money will be wired to your account by the end of this month.

Should you have any questions, please do not hesitate to contact me.

Sincerely,

Alvin L. Thomas

Sr. Vice President & General Counsel

Global Geophysical Services, Inc.

December 29, 2009

Alvin L. Thomas

Sr. Vice President, Secretary

& General Counsel

Global Geophysical Services, Inc.

13927 S. Gessner Rd.

Missouri City, TX  77489

Re:          Buyback of Company shares

Dear Alvin,

I currently hold 456,250 shares of Series A Preferred Stock of the Company.  Of these shares, I wish to convert 57,143 shares to Class B Common shares, and sell these back to the Company at a price of $14.00 per share, pursuant to the board approved repurchase of shares on December 28, 2009.  I wish to sell all 57,143 shares from Preferred A certificate #23, leaving me a total balance of 399,107 shares of Series A Preferred Stock.

Should you have any questions, please do not hesitate to contact me.

Sincerely,

Heidi Brown

Global Geophysical Services, Inc.

13927 S. Gessner Rd.

Missouri City, TX  77489

713-972-9200

December 29, 2009

John Degner

3752 Lake St.

Houston, TX  77098

Re:          Request for Repurchase of Company shares

Dear John,

Pursuant to the Board approved repurchase of shares dated December 28, 2009, and your letter to the Company dated December 29, 2009, Global Geophysical Services has agreed to purchase 37,500 shares from you at a price of $14.00 per share.  The money will be wired to your account by the end of this month.

Should you have any questions, please do not hesitate to contact me.

Sincerely,

Alvin L. Thomas

Sr. Vice President & General Counsel

Global Geophysical Services, Inc.

December 29, 2009

Alvin L. Thomas

Sr. Vice President, Secretary

& General Counsel

Global Geophysical Services, Inc.

13927 S. Gessner Rd.

Missouri City, TX  77489

Re:          Buyback of Company shares

Dear Alvin,

I currently hold 470,000 shares of Series A preferred Stock of the Company.  Of these shares, I wish to convert 37,500 shares to Class B Common shares, and sell these back to the Company at a price of $14.00 per share, pursuant to the board approved repurchase of shares on December 28, 2009.  I wish to sell 37,500 shares from Preferred A certificate #6, leaving me a total balance of 432,500 shares of Series A Preferred Stock.

Should you have any questions, please do not hesitate to contact me.

Sincerely,

Richard Degner

Global Geophysical Services, Inc. 13927 S. Gessner Rd Missouri City, Tx 77489 713-972-9200

December 29, 2009

Craig Lindberg

13927 S. Gessner Rd.

Missouri City, Tx 77489

Re: Request for Repurchase of Company shares

Dear Craig,

Pursuant to the Board approved repurchase of shares dated December 28, 2009, and your letter to the Company dated December 29, 2009, Global Geophysical Services has agreed to purchase 43,920 shares from you at a price of $14.00 per share. The money will be wired to your account by the end of this month.

Should you have any questions, please do not hesitate to contact me.

Sincerely,

/s/ Alvin L. Thomas
Alvin L. Thomas
Sr. Vice President & General Counsel
Global Geophysical Services, Inc.

December 29, 2009

Richard A. Degner

Global Geophysical Services, Inc.

13927 S. Gessner Rd.

Missouri City, Texas 77489

Richard:

This letter is to notify you that per Section VII (D) of the Transition Agreement between myself and Global Geophysical Services Inc., (“Global”) I would like to sell back shares of my Global capital stock. I wish to sell 43,920 shares of Global Common B stock back to the Global at $14.00 per share, pursuant to the board approved repurchase of shares on December 28, 2009. I would like the sale to occur in 2009. Please find instructions below for the amount of $614,880.00 to be wired into my bank account.

Best regards,

/s/ Craig Lindberg
Craig Lindberg

Approved by:

/s/ P. Mathew Verghese
Mathew Verghese
Sr. Vice President & CFO